American Funds NVIT Growth Fund
Summary Prospectus April 30, 2019

Class II

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2019 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The American Funds NVIT Growth Fund (the “Fund” or “Feeder Fund”) seeks to provide growth of capital.
Fees and Expenses(1)
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.
Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver/Expense Reimbursement(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%
(1)	The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Growth Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2)	Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2020 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$101	$347	$613	$1,373
NSP-AM-GR (4/19)
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 35.00% of the average value of its portfolio. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 13.98% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of the Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its net assets in common stocks and other securities of issuers domiciled outside the United States, including to a more limited extent, in emerging markets. The Master Growth Fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks, and convertible bonds.
The Master Growth Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Growth Fund’s assets. Under this approach, the portfolio of the Master Growth Fund is divided into segments managed by individual portfolio managers who decide how their respective segments will be invested.
The Master Growth Fund relies on the professional judgment of its investment adviser to make decisions about the Master Growth Fund’s portfolio investments. The basic investment philosophy of the Master Growth Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Growth Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Growth Fund. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
     Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
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Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Convertible securities risk - the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Growth Fund's investment adviser may not produce the desired results and, as a result, the Fund could lose value or underperform compared to its benchmark or other funds with similar objectives.
Loss of money is a risk of investing in the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns – Class II Shares
(Years Ended December 31,)
Highest Quarter:	18.36%	–	2nd qtr. of 2009
Lowest Quarter:	-16.82%	–	3rd qtr. of 2011
Average Annual Total Returns
(For the Periods Ended December 31, 2018)
	1 year	5 years	10 years
Class II Shares	-0.66%	9.75%	14.25%
S&P 500® Index (reflects no deduction for fees or expenses)	-4.38%	8.49%	13.12%
Lipper Growth Funds Index (reflects no deduction for fees and expenses)	-4.16%	8.19%	13.63%
Lipper Capital Appreciation Funds Index (reflects no deduction for fees and expenses)	-7.41%	6.07%	12.07%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)
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Portfolio Managers
Portfolio Manager	Title	Length of Service
Mark L. Casey	Partner – Capital International Investors, a division of Capital Research	Since 2017
Michael T. Kerr	Partner – Capital International Investors, a division of Capital Research	Since 2005
Anne-Marie Peterson	Partner – Capital World Investors, a division of Capital Research	Since 2018
Andraz Razen	Partner – Capital World Investors, a division of Capital Research	Since 2012
Alan J. Wilson	Partner – Capital World Investors, a division of Capital Research	Since 2014
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
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